UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     JUNE 16, 2005


                        EMMIS COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)


              0-23264                                     35-1542018
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     (Commission File Number)                 (IRS Employer Identification No.)


   ONE EMMIS PLAZA, 40 MONUMENT CIRCLE,
     SUITE 700, INDIANPOLIS, INDIANA                         46204
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 (Address of Principal Executive Offices)                  (Zip Code)


                                  317-266-0100
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ISSUANCE OF FLOATING RATE SENIOR NOTES DUE 2012

        GENERAL

     On June 21, 2005, Emmis Communications Corporation ("EMMIS") closed the issuance and sale, pursuant to an exemption from the registration requirements of the Securities Act of 1933, of $350,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2012 (the "NOTES") to certain initial purchasers in exchange for the $300,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2012 Emmis issued on June 13, 2005 (the "INTERIM NOTES") and $50 million in cash, pursuant to a Purchase Agreement, dated as of June 16, 2004, among Emmis and the initial purchasers party thereto.

     Emmis used the aggregate gross proceeds of $350 million from the offerings of the Interim Notes and the Notes, together with borrowings under the credit facility of Emmis' principal operating subsidiary, Emmis Operating Company, primarily to purchase shares of its Class A common stock in connection with its previously announced "Dutch Auction" tender offer (including related fees and expenses). In addition, Emmis will use the proceeds of the offering of the Notes to repay a portion of the borrowings under its revolving credit facility.

     The Notes were issued pursuant to an Indenture (the "INDENTURE"), dated as of June 21, 2005, by and between Emmis and The Bank of Nova Scotia Trust Company of New York, as trustee. The holders of the Notes will have certain registration rights pursuant to a Registration Rights Agreement (the "REGISTRATION RIGHTS Agreement"), dated as of June 21, 2005, by and among Emmis and the initial purchasers.

        MATURITY DATE AND INTEREST RATE

     The Notes will mature on June 15, 2012. Interest on the Notes will accrue at a floating rate per annum, reset quarterly, equal to LIBOR plus 5.875%. The applicable margin to LIBOR will increase by 0.5% on each of June 15, 2006, December 15, 2006, and June 15, 2007. Interest payment dates are March 15, June 15, September 15 and December 15, commencing September 15, 2005.

        RANKING

     The Notes will be general unsecured indebtedness of Emmis. The Notes will rank equally with all of Emmis' other existing and future senior indebtedness and senior in right of payment to its existing and future subordinated indebtedness. The Notes will be effectively subordinated to all of Emmis' secured indebtedness and all indebtedness and other obligations of Emmis' subsidiaries.

         OPTIONAL REDEMPTION

     Emmis may redeem any of the notes, in whole or in part, at any time on or after December 15, 2005, at redemption prices (expressed as percentages of principal amount) set forth below, if redeemed during the twelve month period beginning on December 15 of the years indicated below:

YEAR                                   PERCENTAGE
----                                   ----------
2005                                     100.00%
2006                                     102.00%
2007                                     101.00%
2008 and thereafter                      100.00%

     In addition, Emmis may redeem up to 35% of the outstanding principal amount of the Notes before December 15, 2005, with the net cash proceeds from certain equity offerings.

         CHANGE OF CONTROL

     Upon the occurrence of specified change of control events, Emmis will be required to make an offer to repurchase all of the Notes. The purchase price will be 101.00% of the outstanding principal amount of the Notes plus accrued and unpaid interest to the date of repurchase.

         CERTAIN COVENANTS

     The Indenture will limit the ability of Emmis and its subsidiaries to:

         o   incur additional indebtedness;

         o pay dividends, make repayments on indebtedness that is subordinated to the Notes and make other restricted payments;

         o   incur certain liens;

         o   use proceeds from sales of assets;

         o enter into business combination transactions (including mergers, consolidations and asset sales);

         o   enter into sale and leaseback transactions;

         o   enter into transactions with affiliates; and

         o permit restrictions on the payment of dividends by Emmis' subsidiaries.

     These covenants are subject to important qualifications and exceptions. There are no ratings-based triggers in the Indenture that could increase the cost of borrowing thereunder, and there are no financial maintenance covenants in the Indenture. The Indenture contains affirmative covenants and events of default that are customary for Indentures governing high-yield debt securities.

         REGISTRATION RIGHTS

     Under the Registration Rights Agreement, Emmis agreed, among other things, to:

         o file a registration statement within 120 days after the issue date of the Notes, enabling the holders of the notes to exchange the Notes for notes with substantially identical terms, whose issuance is registered under the Securities Act of 1933;

         o use commercially reasonable efforts to cause the registration statement to become effective within 180 days after the issue date of the Notes; and

         o use commercially reasonable efforts to complete the exchange offer within 30 business days after the date on which the registration statement is declared effective.

        Emmis must pay liquidated damages on the Notes if it does not comply with its obligations under the Registration Rights Agreement.

         PURCHASE AGREEMENT

     On June 16, 2005, Emmis entered into a Purchase Agreement with certain initial purchasers relating to its offering of the Notes. In the Purchase Agreement, Emmis has agreed to indemnify the initial purchasers against liabilities arising from the transactions, including liabilities arising under the Securities Act of 1933.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See the discussion under Item 1.01 above, which discussion is incorporated by reference herein.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 22, 2005

                                      EMMIS COMMUNICATIONS CORPORATION



                                      By: /s/ J. Scott Enright
                                          -----------------------------
                                          Name:   J. Scott Enright
                                          Title:  Vice President, Associate
                                                  General Counsel and Secretary